UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22725

Priority Senior Secured Income Fund, Inc.
(Exact name of registrant as specified in charter)

10 East 40th Street, 44th Floor New York, NY			10016
(Address of principal executive offices)			(Zip code)

M. Grier Eliasek Chief Executive Officer Priority Senior Secured Income Fund, Inc. 10 East 40th Street, 44th Floor New York, NY 10016
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 448-0702

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2013

Item 1. Report to Shareholders.

The annual report to shareholders for the period from July 19, 2012 (inception) to June 30, 2013 is filed herewith pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

Priority Senior Secured Income Fund, Inc.

Annual Report

June 30, 2013

priority-incomefund.com

Table of Contents

Priority Senior Secured Income Fund, Inc.

August 20, 2013

To Our Shareholder:

We are pleased to submit to you the report of Priority Senior Secured Income Fund, Inc. (the “Company”) for the period ended June 30, 2013. The Company was incorporated on July 19, 2012, as a Maryland corporation that intends to elect to be treated as a RIC for U.S. federal income tax purposes. On May 9, 2013, the Company commenced its initial public offering on a “best efforts” basis of up to 100 million shares of common stock, $0.01 par value per share, on a continuous basis at a price of $15.00 per share, pursuant to a registration statement on Form N-2 under the Securities Act of 1933, as amended.  On October 10, 2012 and February 6, 2013, Priority Senior Secured Income Management, LLC contributed cash consideration of $100,000 and $146,565 to purchase 11,111 and 6,754 shares of Class I common stock at $9.00 and $21.70 per share, respectively.

We are currently in our offering period, which commenced on May 9, 2013. We expect to raise proceeds sufficient to break escrow in connection with the offering during the second half of 2013.

Investment Review

Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.  We expect to seek to achieve our investment objective by investing, under normal circumstances, at least 80% of our total assets, or net assets plus borrowings, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which we collectively refer to as “Senior Secured Loans,” with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets. As of June 30, 2013, the Company had not made any investments.

Investment Outlook

We believe that the Senior Secured Loan and CLO markets continue to represent attractive areas for investments, and that there are a number of factors support this view, including:

•                  Senior Secured Loan default rates continue to remain below the historical average in the United States.

•                  Although new issue loan volumes in the second quarter of 2013 were lower at $162.8 billion as compared to $189.1 billion in the first quarter of 2013, the quarterly activity in 2013 was higher than in each of the respective quarters in 2012.(1)

•                  During the first half of 2013, institutional refinancing volume reached a record $149.3 billion(2) as compared with a $72.3 billion full-year total in 2012.(3)

•                  We expect that Senior Secured Loan spreads are likely to remain stable near current levels.

•                  The yield-to-maturity increased from the lows in 2013 of 4.8% and 4.6% for primary and secondary loans to 5.4% and 5.3% as of June 30, 2013, respectively.(4)

•                  U.S. secondary loan prices rose during the first half of 2013, as the U.S. S&P/LSTA Leveraged Loan Index returned 2.28%, up from 2.07% during the first quarter of 2013.(5)

•                  Senior Secured Loans have generated average annualized total returns of 5.8% over the last 5 years and 5.2% over the last 10 years.(6)

•                  The most junior tranches of all U.S. CLOs have delivered nearly 21% annual average yields since January 2003(7).

(1)  S&P/LCD Leveraged Lending Review, Q2 2013.

(2)  Id.

(3)  S&P/LCD News, “Leveraged loan volume nears record in 1Q amid refinancing frenzy,” March 28, 2013.

(4)  S&P/LCD, supra note 1.

(5)  S&P Capital IQ, LCD, June 28, 2013.

(6)  Credit Suisse Leveraged Loan Index.

(7)  Citigroup Global Capital Markets Research — March 2013.

We also believe that the Senior Secured Loan market is well supported by the recovering U.S. economy, solid corporate fundamentals, increased demand for yield in an ultra-low interest rate environment and the revival of the structured credit market. Senior Secured Loans, which are primarily floating rate, should also perform well in a rising interest rate environment relative to other fixed income asset classes that are primarily fixed rate.

Sincerely,

M. Grier Eliasek

Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholder

Priority Senior Secured Income Fund, Inc.

New York, New York

We have audited the accompanying statement of assets and liabilities of Priority Senior Secured Income Fund, Inc. (the “Company”) as of June 30, 2013, and the related statements of operations, changes in net assets and cash flows for the period from July 19, 2012 (inception) to June 30, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Priority Senior Secured Income Fund, Inc. at June 30, 2013, and the results of its operations, changes in its net assets and its cash flows for the period from July 19, 2012 (inception) to June 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO USA, LLP

New York, New York

August 23, 2013

PRIORITY SENIOR SECURED INCOME FUND, INC.

Statement of Assets and Liabilities

June 30, 2013

Assets
Cash	$244,815
Deferred offering costs	1,278,465
Prepaid insurance	98,874
Total assets	1,622,154
Liabilities
Due to Adviser	1,858,655
Due to Administrator	15,092
Accrued expenses	198,003
Total liabilities	2,071,750
Net assets (liabilities)	$(449,596)

Components of net assets (liabilities):
Common stock, $0.01 par value; 200,000,000 shares authorized; 17,865 Class I shares issued and outstanding	$179
Paid-in capital in excess of par	48,357
Accumulated net investment loss	(498,132)
Net assets (liabilities)	$(449,596)

Net asset value per share	$(25.17)

See accompanying notes to financial statements.

PRIORITY SENIOR SECURED INCOME FUND, INC.

Statement of Operations

For the period July 19, 2012 (inception) to June 30, 2013

Investment income	$—
Expenses
Amortization of offering costs	215,066
Organization expenses	201,548
Professional fees	50,000
Other expenses	31,518
Total operating expenses	498,132
Net investment income (loss)	(498,132)
Net increase (decrease) in net assets resulting from operations	$(498,132)

See accompanying notes to financial statements.

PRIORITY SENIOR SECURED INCOME FUND, INC.

Statement of Changes in Net Assets

For the period July 19, 2012 (inception) to June 30, 2013

Increase (Decrease) in net assets resulting from operations:
Net investment income (loss)	$(498,132)
Net increase (decrease) in net assets resulting from operations	(498,132)
Capital transactions:
Proceeds from shares sold	246,565
Offering costs	(198,029)
Net increase (decrease) in net assets from capital transactions	48,536
Total increase (decrease) in net assets	(449,596)
Net assets (liabilities)
Beginning of period	—
End of period(a)	$(449,596)

(a) Includes accumulated net investment loss of $(498,132).

See accompanying notes to financial statements.

PRIORITY SENIOR SECURED INCOME FUND, INC.

Statement of Cash Flows

For the period July 19, 2012 (inception) to June 30, 2013

Cash flows from (used in) operating activities
Net increase (decrease) in net assets resulting from operations	$(498,132)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
(Increase) Decrease in operating assets:
Deferred offering costs	(1,278,465)
Prepaid insurance	(98,874)
Increase (Decrease) in operating liabilities:
Due to Adviser	1,858,655
Due to Administrator	15,092
Accrued expenses	198,003
Net cash provided by (used in) operating activities	196,279
Cash flows from (used in) financing activities:
Proceeds from shares sold	246,565
Offering costs	(198,029)
Net cash provided by (used in) financing activities	48,536
Net increase (decrease) in cash	244,815
Cash, beginning of period	—
Cash, end of period	$244,815

See accompanying notes to financial statements.

PRIORITY SENIOR SECURED INCOME FUND, INC.

Notes to Financial Statements

June 30, 2013

Note 1. Principal Business and Organization

Priority Senior Secured Income Fund, Inc. (the “Company”) was incorporated under the general corporation laws of the State of Maryland on July 19, 2012 as an externally managed, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and commenced operations on May 9, 2013.  In addition, the Company intends to elect to be treated for tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  On May 9, 2013, the Company priced its initial public offering at a price of $15.00 per share.  The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation.  The Company anticipates that at least 80% of its portfolio will comprise senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which are collectively referred to as ‘‘Senior Secured Loans,’’ or pools of Senior Secured Loans.

The Company is managed by Priority Senior Secured Income Management, LLC (the “Adviser”), an affiliate of the Company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Company’s initial capitalization through February 6, 2013 was $246,565.  The Company is offering up to 100,000,000 shares of its common stock, on a best efforts basis, at an initial offering price of $15.00 per share.  Until the Company raises gross proceeds of at least $2,500,000, from persons not affiliated with the Company or the Adviser, within one year from the date of the commencement of the offering (the “Minimum Offering Requirement”), no fees will be payable by the Company to the Adviser.  If the Company does not meet the Minimum Offering Requirement, it will return all funds, including any interest earned on such funds, to stockholders and stop offering shares.  The Company expects the share offering period to last for up to 36 months from the date of the commencement of the offering.

Beginning with the first calendar quarter following the one-year anniversary of the date that the Company meets the Minimum Offering Requirement, and on a quarterly basis thereafter, the Company may offer to repurchase shares. The Company will not be required to repurchase shares and will only do so on such terms as may be determined by the Board of Directors.

The Company’s fiscal year-end is June 30.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Organization and Offering Expenses: Organization expenses, including reimbursement payments to the Adviser, are expensed on the Company’s statement of operations.  Offering costs prior to the commencement of operations are capitalized on the Company’s statement of assets and liabilities as deferred charges until operations begin and thereafter are being amortized as an expense over twelve months on a straight-line basis.  The Company will charge all offering costs incurred after the commencement of operations against capital in excess of par value on the statement of assets and liabilities.  Both organization and offering expenses were determinable and probable of repayment to the Adviser at June 30, 2013.

Cash and Cash Equivalents: The Company considers all highly liquid investments, with maturities of 90 days or less when purchased, as cash equivalents.  Cash and cash equivalents held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation.

Income Taxes: The Company intends to elect to be treated as a RIC for tax purposes under the Code.  Generally, a RIC is not required to pay corporate-level federal income tax on income and gains distributed to shareholders provided that it distributes at least 90% of its investment company taxable income, as defined in the Code, each year and meets specified source-of-income and asset diversification requirements.  Dividends paid up to nine and one-half months after the current tax year can be carried back to the prior tax year for determining the dividends paid in such tax year.  The Company intends to distribute sufficient dividends to maintain its RIC status each year.  The Company is also subject to nondeductible federal excise taxes if it does not distribute an amount at least equal to the sum of (1) 98% of its net ordinary income for the calendar year; (2) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which it paid no federal income tax.  The Company will generally endeavor each year to avoid any federal excise taxes.

PRIORITY SENIOR SECURED INCOME FUND, INC.

Notes to Financial Statements

June 30, 2013

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates and those differences could be material.

Note 3. Capital

The Company offers three classes of shares: Class R shares, Class RIA shares and Class I shares.  Class R shares are available to the general public.  Class RIA shares are only available to accounts managed by registered investment advisors.  Class I shares are available for purchase only through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisors or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers.  These classes of shares differ only with respect to the sales load purchasers in the offering must pay, as follows:

•                  For Class R Shares, purchasers will pay selling commissions of up to 6.0% and dealer manager fees of 2.0%;

•                  For Class RIA Shares, purchasers will pay dealer manager fees of 2.0%, but no selling commissions; and

•                  For Class I Shares, purchasers will pay no selling commissions or dealer manager fees.

The Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock comprising 180,000,000 of Class R shares, 10,000,000 of Class RIA shares and 10,000,000 of Class I shares.

The Company entered into two stock purchase agreements with the Adviser.  On October 10, 2012 and February 6, 2013, the Adviser contributed cash consideration of $100,000 and $146,565 to purchase 11,111 and 6,754 shares of Class I common stock at $9.00 and $21.70 per share, respectively.

Transactions in shares of common stock were as follows:

	Shares	Amount
Shares sold	17,865	$246,565
Net increase in shares outstanding	17,865	$246,565

Note 4. Transactions with Affiliates

On May 9, 2013, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser.  The Adviser is 50% owned by Prospect Capital Management LLC and 50% by Behringer Harvard Holdings, LLC (“BHH”).  The Adviser will manage the day-to-day operations of, and provide investment advisory services to, the Company.  For providing these services, the Adviser will be paid a base management fee and an incentive fee.  The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters.  The incentive fee is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding quarter.  For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees received) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement, the Administration Agreement and the Investor Services Agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee on income).  Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash.  Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.  Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of 1.5% per quarter (6.0% annualized).  The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter.  These

PRIORITY SENIOR SECURED INCOME FUND, INC.

Notes to Financial Statements

June 30, 2013

calculations are appropriately pro-rated for any period of less than three months.  There were no investment advisory fees for the period ended June 30, 2013.

Additionally, the Company entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC (the “Administrator”), an affiliate of the Adviser, on May 9, 2013.  The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company.  These services include, but are not limited to, accounting, finance and legal services.  For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent.  The administrative services fee was approximately $15,000 for the period ended June 30, 2013.

The Company also entered into an investor services agreement (the “Investor Services Agreement”) under which the Company reimburses a subsidiary of BHH for providing investor relations support and related back-office services with respect to the Company’s investors.  There was no investor services fee for the period ended June 30, 2013.

The Adviser, on behalf of the Company, paid organization and offering costs of approximately $200,000 and $1,692,000, respectively, as of June 30, 2013.  Organization and offering expenses consist of costs incurred by the Company for the registration, marketing and distribution of the Company’s shares.  These expenses include, but are not limited to, expenses for legal, accounting, printing, and marketing, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.  As of June 30, 2013, organization and offering costs attributable to the salaries and direct expenses of such employees for providing primarily legal and marketing services was approximately $89,000 and $438,000, respectively.

Once the Company has achieved the Minimum Offering Requirement, the Adviser will be entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organizational and offering expenses that it has funded, until all of the organizational and offering costs listed above and any future offering expenses paid by the Adviser have been recovered.

Behringer Securities, LP (the “Dealer Manager”), an indirect wholly-owned subsidiary of BHH, acts as dealer manager for the offering, and will manage a group of selling dealers, including other unaffiliated broker dealers who enter into selected dealer arrangements with the Dealer Manager.  The Dealer Manager is expected to re-allow the full amount of selling commissions to selected dealers and may re-allow up to 1.15% of the dealer manager fee to selected dealers for reimbursement of marketing expenses.

Certain officers and directors of the Company are also officers and directors of the Adviser.

Note 5. Subsequent Events

The management of the Company has evaluated events and transactions through the date the financial statements were issued, and has determined that there are no material events that would require adjustment to or disclosure in the Company’s financial statements.

DISTRIBUTION REINVESTMENT PLAN

Subject to our Board of Directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis beginning no later than the first full calendar quarter after the minimum offering requirement is met. We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares. Any distributions of our shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our Board of Directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan, you will have your cash distributions reinvested in additional shares, rather than receiving cash distributions. During this offering, we generally intend to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as shares offered pursuant to the prospectus.

If you wish to receive your distribution in cash, no action will be required on your part to do so. If you are a registered stockholder, you may elect to have your entire distribution reinvested in shares by notifying DST Systems, Inc., the reinvestment agent, and our transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. If you elect to reinvest your distributions in additional shares, the reinvestment agent will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may “opt in” to our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

We intend to use newly issued shares to implement the plan and determine the number of shares we will issue to you as follows:

To the extent our shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):

•                  during any period when we are making a “best-efforts” public offering of our shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to 95% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and

•                  during any period when we are not making a “best-efforts” offering of our shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to the net asset value as determined by our Board of Directors.

To the extent our shares are listed on an Exchange, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by the market price per share of our shares at the close of regular trading on such Exchange on the valuation date fixed by the Board of Directors for such distribution.

There will be no selling commissions, dealer manager fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. We will pay the reinvestment agent’s fees under the plan.

If you receive your ordinary cash distributions in the form of shares, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of shares received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of five members, three of whom are not “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. M. Grier Eliasek is considered an interested person of us as a result of his position as President and Chief Executive Officer of us and President and Chief Operating Officer of our Adviser, and his executive positions at certain affiliates of our Adviser, and Robert S. Aisner is considered an interested person of us as a result of his executive positions at certain affiliates of our Adviser. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors has also established an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available, without charge, upon request by calling (212) 442-0702.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name and Age	Position	Term	Principal Occupation(s) During Past Five Years

Interested Directors

M. Grier Eliasek, 40	Director, Chairman of the Board, Chief Executive Officer and President	Since 2012, expires 2015

President and Chief Operating Officer of Priority Senior Secured Income Management, LLC; President, Co-Founder and Chief Operating Officer of Prospect Capital Corporation; Managing Director of Prospect Capital Management and Prospect Administration; Director, Chairman of the Board, Chief Executive Officer and President of Pathway Energy Infrastructure Fund, Inc.

Robert S. Aisner, 66	Director	Since 2012, expires 2014

Director of Behringer Harvard REIT I, Inc.; Chairman of the Board and Director of Behringer Harvard Opportunity REIT I, Inc., Behringer Harvard Opportunity REIT II, Inc. and Behringer Harvard Multifamily REIT I, Inc.; Chief Executive Officer and President of Behringer Harvard Holdings; Chief Executive Officer, President, Chairman of the Board and Director of Adaptive Real Estate Income Trust, Inc.; Director of Pathway Energy Infrastructure Fund, Inc.

Independent Directors

Andrew C. Cooper, 51	Director	Since 2012, expires 2015

Co-Founder, Director and former Co-Chief Executive Officer of Unison Site Management LLC; Co-Founder, former Chief Financial Officer and Vice President of business development for Avesta Technologies; Executive Director of Brand Asset Digital, Aquatic Energy and the Madison Square Boys and Girls Club of New York; Director of Prospect Capital Corporation; Director of Pathway Energy Infrastructure Fund, Inc.

William J. Gremp, 70	Director	Since 2012, expires 2014	Investment banker at Merrill Lynch & Co.; Director of Prospect Capital Corporation ; Director of Pathway Energy Infrastructure Fund, Inc.

Eugene S. Stark, 55	Director	Since 2012, expires 2013

Principal Financial Officer, Chief Compliance Officer and Vice President of Administration at General American Investors Company, Inc.; Director of Prospect Capital Corporation; Director of Pathway Energy Infrastructure Fund, Inc.

The address for each of our directors is c/o Priority Senior Secured Income Fund, Inc., 10 East 40th Street, 44th Floor, New York, NY 10016.

Executive Officers Who Are Not Directors

Name and Age	Position	Term	Principal Occupation(s) During Past Five Years

Michael D. Cohen, 39	Executive Vice President	Since 2012

Executive Vice President of Priority Senior Secured Income Management, LLC and of a number of other entities affiliated with Behringer Harvard Holdings, LLC (“Behringer Harvard”); Executive Vice President of Pathway Energy Infrastructure Fund, Inc.

Frank V. Saracino, 47	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Since 2012

Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of Priority Senior Secured Income Management, LLC; Managing Director of Prospect Administration; Managing Director and Finance Head of certain Macquarie Group’s Americas Businesses; Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of Pathway Energy Infrastructure Fund, Inc.

Compensation of Directors

The following table sets forth compensation of our directors for the period ended June 30, 2013.

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
M. Grier Eliasek	—	—	—
Robert S. Aisner	—	—	—
Independent Directors
Andrew C. Cooper	—	—	—
William J. Gremp	—	—	—
Eugene S. Stark	—	—	—

(1)         For a discussion of the independent directors’ compensation, see below.

(2)         We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Prior to meeting our minimum offering requirement, our directors are not entitled to compensation. Subsequent to meeting our minimum offering requirement, our directors who do not also serve in an executive officer capacity for us or our Adviser are entitled to receive annual cash retainer fees, determined based on our net asset value as of the end of each fiscal quarter. These directors will be Messrs. Cooper, Gremp and Stark. Amounts payable under the arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 - $100,000,000	$0
$100,000,001 - $300,000,000	$35,000
$300,000,001 - $500,000,000	$50,000
$500,000,001 - $1 billion	$75,000
>$1 billion	$100,000

We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We do not pay compensation to our directors who also serve in an executive officer capacity for us or our Adviser.

Compensation of Executive Officers

Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Prospect Capital Management, Prospect Administration or Behringer Harvard or by individuals who were contracted by such entities to work on behalf of us, pursuant to the terms of the Investment Advisory Agreement, the Administration Agreement or the Investor Services Agreement. Each of our executive officers is an employee of our Adviser, Prospect Capital Management, Prospect Administration, Behringer Harvard or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by our Adviser. In addition, we reimburse Prospect Administration for our allocable portion of expenses incurred by Prospect Administration, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel under the Administration Agreement.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

At in-person meetings of our Board of Directors held on November 8, 2012 and February 22, 2013, our Board of Directors unanimously voted to approve the Investment Advisory Agreement by and between the Company and the Adviser. In reaching a decision to approve the Investment Advisory Agreement, the Board of Directors reviewed and considered information, among other things:

•                  comparative data with respect to advisory fees or similar expenses paid by other management investment companies with similar investment objectives;

•                  the Company’s projected operating expenses and expense ratio compared to other management investment companies with similar investment objectives;

•                  information about the nature and extent of services to be performed and the personnel performing such services under the Investment Advisory Agreement;

•                  the qualifications, backgrounds and responsibilities of the Adviser’s senior management and portfolio managers responsible for the Company;

•                  the Adviser’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Company and the brokers’ provision of brokerage and research services to the Adviser; and

•                  the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.

Based on the information reviewed and the discussions detailed above, the Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that fees payable to the Adviser pursuant to the Investment Advisory Agreement were reasonable in relation to the services to be provided. The Board of Directors did not assign relative weights to the above factors or the other factors considered by it. In addition, the Board of Directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of the Board of Directors may have given different weights to different factors.

ADDITIONAL INFORMATION

Portfolio Information

The Company will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, within 60 days after the end of the relevant period. Form N-Q filings of the Company will be available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information will also be available free of charge by contacting the Company by mail at 10 East 40th Street, 44th Floor, New York, NY 10016, by telephone at (212) 448-0702 or on its website at http://www.priority-incomefund.com.

Proxy Information

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (212) 448-0702; (ii) on the Company’s website at http://www.priority-incomefund.com and (iii) on the SEC’s website at http://www.sec.gov. As of and for the period ended June 30, 2013, the Company had no portfolio securities and therefore had not voted any proxies relating to portfolio securities.

Privacy Policy

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Priority Senior Secured Income Fund, Inc. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Priority Senior Secured Income Fund, Inc.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, date of birth, address, citizenship status (and country of origin, if applicable), number of shares you hold and your social security number. This information is used only so that we can register your shares, send you periodic reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third-party except as described below.

•                  Authorized personnel of our Adviser. It is our policy that only authorized personnel of our Adviser who need to know your personal information will have access to it.

•                  Service providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•                  Courts and government officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

Priority Senior Secured Income Fund Inc.

BOARD OF DIRECTORS

Interested Directors(1)

M. Grier Eliasek

Robert S. Aisner

Independent Directors

Andrew C. Cooper

William J. Gremp

Eugene S. Stark

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Michael D. Cohen, Executive Vice President

Frank V. Saracino, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary

ADVISER

Priority Senior Secured Income Management, LLC

10 East 40th Street, 44th Floor

New York, NY 10016

(1)         As defined under the Investment Company Act of 1940, as amended.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics which applies to, among others, its senior officers, including its Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer), as well as every officer, director and employee of Priority Senior Secured Income Fund, Inc. The Registrant’s code of ethics can be accessed via its website at http:// www.priority-incomefund.com. There were no amendments to the code of ethics during the period covered by this report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the code of ethics during the period covered by this report. This information is also available free of charge by contacting the Company by mail at 10 East 40th Street, 44th Floor, New York, NY 10016, by telephone at (212) 448-0702 or on its website at http://www.priority-incomefund.com.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial expert is Eugene S. Stark based on his experience in financial and accounting matters. Mr. Stark is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)                   Audit Fees.  The aggregate fees billed for professional services rendered by BDO USA, LLP (“BDO”), the Registrant’s independent registered public accounting firm, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year ended June 30, 2013 were $42,433.

(b)                   Audit-Related Fees.  The aggregate fees billed for assurance and related services rendered by BDO that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal year ended June 30, 2013 were $0.

(c)                    Tax Fees.  The aggregate fees billed for professional services by BDO for tax compliance, tax advice and tax planning in the fiscal year ended June 30, 2013 were $0.

(d)                   All Other Fees.  No other fees were billed during the fiscal year ended June 30, 2013 for products and services provided by BDO.

(e)(1)     The Registrant’s Audit Committee is required to pre-approve any independent accountants’ engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the exceptions under Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, and as otherwise required by law. The Audit Committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e)(2)     Not applicable.

(f)                     Not applicable.

(g)                    For the fiscal year ended June 30, 2013, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant and the Registrant’s investment advisor were $0.

(h)                   There were no non-audit services rendered to the Registrant’s investment adviser (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and/or to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

Item 5. Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing audit committee established in accordance with Sections 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Andrew C. Cooper, William J. Gremp and Eugene S. Stark.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated proxy voting responsibility to Priority Senior Secured Income Management, LLC. As of and for the period ended June 30, 2013, the Company had no portfolio securities and therefore had not voted any proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of Priority Senior Secured Income Management, LLC are set forth below.

PRIORITY SENIOR SECURED INCOME MANAGEMENT, LLC

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

The guidelines will be reviewed periodically by Priority Senior Secured Income Management, LLC and the Registrant’s non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Priority Senior Secured Income Management, LLC.

Introduction

An investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients. These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We will vote proxies relating to our securities in the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so. Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (a) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Priority Senior Secured Income Fund, Inc., 10 East 40th Street, 44th Floor, New York, New York 10016.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio manager of the Registrant, as of August 23, 2013, is set forth below.

The management of the Registrant’s investment portfolio is the responsibility of the Adviser and its professionals, which currently include John F. Barry III, Chief Executive Officer of the Adviser, M. Grier Eliasek, President and Chief Operating Officer of the Adviser, Chairman of our Board of Directors, and our Chief Executive Officer and President, Michael D. Cohen, Executive Vice President of the Adviser and our Executive Vice President, and Frank V. Saracino, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Adviser and our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary, as well as Robert J. Klein, John W. Kneisley, and Nishil Mehta. The Adviser’s professionals must approve each new investment that the Registrant makes. The Adviser’s professionals are not employed by the Registrant, and receive no compensation from the Registrant in connection with their portfolio management activities. The portfolio managers receive compensation through an affiliate of the Adviser that generally includes an annual base salary, an annual performance bonus and contributions to a retirement plan in connection with their services.

Our executive officers, certain of our directors and certain finance professionals of the Adviser are also officers, directors, managers, and/or key professionals of Prospect Capital Management, LLC, Prospect Administration, LLC, Prospect Capital Corporation and/or Behringer Harvard entities. These persons have legal obligations with respect to those entities that are similar to their obligations to us, which could present conflicts of interest. In the future, these persons and other affiliates of Prospect Capital Management or Behringer Harvard may organize other investment programs and acquire for their own account investments that may be suitable for us. In addition, Prospect Capital Management or Behringer Harvard may grant equity interests in our Adviser to certain management personnel performing services for our Adviser. See “Management”.

Set forth below is additional information regarding additional entities that are managed by the professionals of the Adviser:

Name	Entity	Investment Focus	Gross Assets(1)
Prospect Capital Corporation(2)	Business Development Company	Investments in senior secured loans, subordinated debt, unsecured debt, equity and junior debt tranches of collateralized loan obligations and equity of a broad portfolio of U.S. companies	$4.4 billion
Pathway Energy Infrastructure Fund, Inc.	Closed-end management investment company	Investments in securities of companies that operate primarily in the energy and related infrastructure and industrial sectors	$716,000

(1)         Gross assets are calculated as of June 30, 2013 for Prospect Capital Corporation and July 30, 2013 for Pathway Energy Infrastructure Fund, Inc.

(2)         Mr. Cohen is not involved in the management of this entity.

Investment Personnel

The Registrant’s investment adviser is led by Messrs. Barry, Eliasek, Cohen and Saracino and assisted by Robert J. Klein, John W. Kneisley and Nishil Mehta, who serve as Managing Director, Managing Director and Vice President, respectively, for Priority Senior Secured Income Management, LLC. These individuals have served in their respective roles since we began operations in May 2013. Biographical information for Messrs. Klein, Kneisley and Mehta is set forth below. See “Management” for biographical information regarding our other portfolio managers.

John F. Barry III is the Chief Executive Officer of our Adviser with 30 years of finance industry experience. He also currently serves as Chairman and Chief Executive Officer of Prospect Capital Corporation, as well as a Managing Director of Prospect Capital Management and Prospect Administration. Mr. Barry has served on the boards of directors of private and public companies, including financial services, financial technology and energy companies. Mr. Barry also managed an investment bank, focusing on private equity and debt financing for energy and other companies, and was the founding member of the project finance group at Merrill Lynch & Co. Prior to that, Mr. Barry was a corporate securities lawyer at a premiere United States law firm, advising energy companies and their commercial and investment bankers. Mr. Barry is also chairman of the board of directors of the Mathematics Foundation of America, a non-profit foundation which enhances opportunities in mathematics education for students from diverse backgrounds.

Robert J. Klein is a Managing Director of our Adviser with 25 years of finance industry experience. Mr. Klein is responsible for originating, executing, and managing our investments in CLOs and, along with Mr. Mehta, manages our relationships with CLO collateral managers and CLO underwriters. Mr. Klein serves a similar role at Prospect Capital Management. From 2002 to 2011, Mr. Klein worked at American Capital, Ltd. where he was a Managing Director and led the New York private equity portfolio team as well as numerous debt investments with financial sponsor clients. From 1992 to 2001, Mr. Klein worked at American Securities and American Industrial Partners, both active middle-market private equity firms. Mr. Klein began his career in the Mergers and Acquisitions groups of First Boston and Morgan Stanley. Mr. Klein holds a JD with Distinction from Stanford Law School and a BA summa cum laude from Yale College where he was a member of Phi Beta Kappa. Mr. Klein has been admitted to the California bar (inactive status). He serves on the Board of Trustees of Temple Beth El of Northern Westchester and on the Committee for Ancient and Byzantine Art at the Art Institute of Chicago. He is a former Professional Fellow of the New York University Center for Law and Business.

John W. Kneisley is a Managing Director of our Adviser with 22 years of finance industry experience. Mr. Kneisley is part of the senior management team overseeing investment approval, portfolio management, growth initiatives, and other management functions. Mr. Kneisley serves a similar role at Prospect Capital Management. From 2006 to 2011, Mr. Kneisley was a senior member of the private investment group at Silver Point Capital, a credit-oriented hedge fund. At Silver Point Capital, Mr. Kneisley was responsible for portfolio management, origination, and execution of Senior Secured Loans and certain control investments. Mr. Kneisley also managed Silver Point’s five CLOs. From 1991 through 2006, Mr. Kneisley worked at Goldman, Sachs & Co., most recently as a Managing Director in the Leveraged Finance group where he was responsible for originating, structuring and executing Senior Secured Loans, high yield bonds, bridge loans and acquisition financings for corporate and sponsor clients. Mr. Kneisley holds a BA summa cum laude from DePauw University, where he was a member of Phi Beta Kappa.

Nishil Mehta is a Vice President of our Adviser with nine years of finance industry experience. Mr. Mehta is responsible for originating, executing, and managing our investments in CLOs and, along with Mr. Klein, manages our relationships with CLO collateral managers and CLO underwriters. Mr. Mehta serves a similar role at Prospect Capital Management where he manages capital-raising for Prospect Capital Corporation and critical relationships with Prospect Capital Corporation’s investors, lenders, investment banks, and rating agencies. From 2009 to 2010, Mr. Mehta worked at CIT Asset Management, where he served as one of four credit analysts managing a portfolio of middle-market and broadly syndicated leveraged loans funded through CLOs. From 2003 to 2008, Mr. Mehta worked at Wachovia Securities, where he raised and managed structured debt, including for CLOs, for U.S. and European collateral managers. Mr. Mehta also originated and purchased leveraged loans for the purpose of building and managing Wachovia’s CLO portfolios. Mr. Mehta holds a BBA with honors from the Goizueta Business School at Emory University.

The following table sets forth, as of June 30, 2013, the dollar range of our equity securities that are owned by each of our portfolio managers, based on the initial public offering price of $15.00 per share.

Name of Professional	Dollar Range of Equity Securities(1)
John F. Barry III(2)	$100,001-$500,000
M. Grier Eliasek	None
Michael D. Cohen	None
Frank V. Saracino	None
Robert J. Klein	None
John W. Kneisley	None
Nishil Mehta	None

(1) The dollar ranges of equity securities are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(2) Mr. Barry may be deemed to share beneficial ownership with our Adviser by virtue of his control of Prospect Capital Management, which owns 50% of our Adviser.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Neither the Registrant nor any affiliated purchasers, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934, other than the 11,111 and 6,754 Class I shares that our Adviser purchased on October 10, 2012 and February 6, 2013, respectively, for $9.00 and $21.70 per share, respectively.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal half-year that have materially affected or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIORITY SENIOR SECURED INCOME FUND, INC.
By:	/s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer
Date: August 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer
Date: August 23, 2013

By:	/s/ Frank V. Saracino
Frank V. Saracino
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: August 23, 2013